UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56218	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed August 6, 2024, on August 5, 2024, Aeluma, Inc. (“Aeluma” or the “Company”) entered into note purchase agreements (the “NPA”) for an aggregate financing of $1.8 million with five accredited investors (“Investors”). At the first closing under the NPA, which occurred on August 5, 2024, the Company issued to the investor’s convertible promissory notes in the aggregate principal amount of $1,800,000 (the “Notes”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). At a second closing under the NPA, which occurred on August 27, 2024, the Company issued convertible promissory notes to five additional accredited Investors in the aggregate principal amount of $1,345,000 for aggregate proceeds of $3,145,000. The Company may hold additional closings, but there is no guarantee as to how much additional proceeds, if any, it will receive.

The foregoing description of the NPA and the Note is qualified by reference to the full text of the forms of NPA and Note, which are filed as Exhibits hereto and incorporated herein by reference.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Form of Note Purchase Agreement
10.2	Form of Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: August 29, 2024	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer and Director